UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Las Vegas Sands Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Las Vegas Sands Corp.

ADDITIONAL INFORMATION REGARDING THE
2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
THURSDAY, MAY 14, 2020
The following Notice of Change of Format and Time relates to the proxy statement of Las Vegas Sands Corp. (the “Company”), dated April 1, 2020, made available to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting to be held on Thursday, May 14, 2020. This supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 23, 2020.
This Notice Should Be Read In Conjunction With The Proxy Statement.

NOTICE OF CHANGE OF FORMAT AND TIME
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 14, 2020

Press Release

For Immediate Release

Las Vegas Sands Changes its Annual Stockholders Meeting to a Virtual Format

LAS VEGAS, NV - April 23, 2020 - Las Vegas Sands Corp. (NYSE:LVS) today announced that, due to the public health and safety concerns related to the coronavirus (COVID-19) pandemic and recommendations and orders from federal and Nevada authorities, our annual meeting will be conducted in a virtual format only, with attendance via the Internet.
As previously announced, the annual meeting will be held on Thursday, May 14, 2020. The time of the annual meeting will now be at 1:30 p.m., Pacific Time. Online access to the meeting will begin at 12:30 p.m., Pacific Time. Stockholders will not be able to attend the annual meeting in person. You are entitled to attend and vote at the annual meeting if you held shares as of the close of business on March 16, 2020.
Attending the Virtual Annual Meeting as a Stockholder of Record
If you were a stockholder of record at the close of business on March 16, 2020, you can attend the meeting by accessing https://web.lumiagm.com/282745561 and entering the 11-digit control number on the proxy card or Notice of Availability of Proxy Materials you previously received and the meeting password, sands2020.

Registering to Attend the Virtual Annual Meeting as a Beneficial Owner
If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with the proxy materials for the annual meeting from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card. To vote at the virtual annual meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the annual meeting. Follow the instructions from your broker or bank included with the proxy materials, or contact your broker or bank to request a legal proxy form.
After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the annual meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219
Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 4, 2020.
You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the annual meeting and vote your shares at https://web.lumiagm.com/282745561 during the meeting. The password for the meeting is sands2020. Follow the instructions provided to vote. We encourage you to access the meeting starting one hour prior to the start time, leaving ample time for the check in.
Asking Questions
Stockholders who attend the virtual annual meeting by following the instructions above will have an opportunity to submit questions electronically during the question and answer period after the conclusion of the formal business of the meeting.
Voting Shares
If you have not already voted your shares in advance, or if you wish to change your vote, you will be able to vote your shares electronically during the virtual annual meeting by clicking on the link on the meeting website. Whether or not you plan to attend the virtual annual meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the annual meeting.
The proxy card included with the proxy materials previously distributed will not be updated to reflect the change to a virtual annual meeting or the change in time and may continue to be used to vote your shares in connection with the annual meeting. If you have already voted, no additional action is required.

Technical Difficulties
The annual stockholder meeting site will be active one hour prior to the start of the meeting and stockholders are encouraged to log in to the meeting early. Only stockholders who have an 11-digit control number may attend the meeting and vote during the meeting. Stockholders experiencing technical difficulties accessing the meeting may visit https://go.lumiglobal.com/faq for assistance.

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About Las Vegas Sands Corp. (NYSE: LVS)
Las Vegas Sands is the world’s pre-eminent developer and operator of world-class Integrated Resorts. We deliver unrivaled economic benefits to the communities in which we operate.

Sands created the meetings, incentives, convention and exhibition (MICE)-based Integrated Resort. Our industry-leading Integrated Resorts provide substantial contributions to our host communities including growth in leisure and business tourism, sustained job creation and ongoing financial opportunities for local small and medium-sized businesses.

Our properties include The Venetian Resort and Sands Expo in Las Vegas and the iconic Marina Bay Sands in Singapore. Through majority ownership in Sands China Ltd., we have developed the largest portfolio of properties on the Cotai Strip in Macao, including The Venetian Macao, The Plaza and Four Seasons Hotel Macao, Sands Cotai Central and The Parisian Macao, as well as the Sands Macao on the Macao Peninsula.

Sands is dedicated to being a good corporate citizen, anchored by the core tenets of serving people, planet and communities. We deliver a great working environment for our team members worldwide, drive social impact through the Sands Cares charitable giving and community engagement program and lead in environmental performance through the award-winning Sands ECO360 global sustainability program. To learn more, please visit www.sands.com.
Contacts:

Investment Community:
Daniel Briggs
Daniel.Briggs@sands.com
(702) 414-1221

Media:
Ron Reese
Ron.Reese@sands.com
(702) 414-3607